LONGTERM LOANS	12 Months Ended
Dec. 31, 2014
[DebtDisclosureAbstract]
DEBT

11.  LONG TERM LOANS

	2013	2014
Long term loans	713,337	-

On September 26, 2011, the Group entered into a senior secured credit facility under which the Group can borrow up to USD 240 million. The proceeds of the borrowing should only be used for the acquisition of Motel 168. As of December 31, 2011, the Company had drawn down the full amount of the credit facility.

The interest rate of this U.S. dollar-denominated term loan (the “Term Loan”) was LIBOR plus 3.90% and total upfront fee was RMB 91,617. The Term Loan was due for repayment in September 2015. The upfront fee was amortized and recorded as interest expenses during the Term Loan period in four years. The Company repaid US$ 123 million in the year ended December 31, 2012. The outstanding balance was US$117 million as of December 31, 2012.

The Company completed the refinancing of its Term Loan on June 28, 2013. The outstanding balance of the Term Loan was US$117 million at the time of refinancing. The new U.S. dollar-denominated loan facility of US$117 million, due in June 2016, was sourced from the Industrial and Commercial Bank of China (Europe) S.A. (the “ICBC Loan”) with an annual rate of 3-month LIBOR plus 2.35%.  No issuance costs associated with LCBC loan was incurred.

Upon extinguishment of the Term Loan, the unamortized issuance cost of RMB 41,872 was recognized as accelerated fee amortization on early extinguishment of Term Loan and disclosed separately in the statements of operations in year 2013. The interest rate swap contracts (Note 12(b)) associated with the Term Loan were terminated.

In September 2014, the Company early repaid all the ICBC Loan of US$ 117 million, equivalent RMB 719 million, with original due date in June 2016.

The weighted average interest rate for the borrowings was 3.47% and 2.65% for the years ended December 31, 2013 and December 31, 2014